EXHIBIT 99

                             JOINT FILER INFORMATION

Name:  Stonehill Institutional Partners, L.P.
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ John Motulsky, a Managing Member of Stonehill General Partner,
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LLC, itsgeneral partner
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Name:  Stonehill Offshore Partners Limited
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ John Motulsky, a Managing Member of Stonehill Capital Management
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LLC, its investment adviser
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Name:  Stonehill Advisers LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ John Motulsky, a Managing Member of Stonehill Capital Management
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LLC, the general partner of Stonehill Advisers Holdings LP, its sole member
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Name:  Stonehill General Partner, LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ John Motulsky, a Managing Member
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Name:  Stonehill Master Fund Ltd.
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ John Motulsky, a Managing Member of Stonehill Capital
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Management LLC, its investment adviser
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Name:  Stonehill Advisers Holdings LP
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ John Motulsky, a Managing Member of Stonehill Capital Management
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LLC, its general partner
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Name:  Stonehill Offshore Holdings LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ John Motulsky, a Managing Member
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